Dear Shareholder:

If I could relive 1998, I might have been inclined to work a lot less. Perhaps I could have played some golf instead of digging through balance sheets, income statement and difficult footnotes. The fact is, I don't play golf and even if I did, without the advantage of hindsight, I do not believe I would have changed any investment decision.

In 1998, all one needed to do to achieve superb performance was buy the 20 or 30 largest U.S. corporations or, if income was the primary objective, invest in 10 year U.S. Government bonds. For diversified equity or income portfolio managers, it was nearly impossible to beat this simple formula. As 1998 came to a close and as we begin 1999, this simplistic investment formula has now become the conventional wisdom, expected to create great wealth for investors in the months and years ahead.

An obvious exception to the new investment precept is The Maxus Laureate Fund. Fund manager Alan Miller produced a 35% return in 1998 without owning one of the 30 corporate giants. Rather than buying and holding, Alan's formula is knowing when to be in and out of the market. With a market as volatile as we have experienced in recent months, Alan's exceptional talents were exercised to their full potential, proving that hard work still has a place in the creation of wealth.

The value style of investing, as characterized by the Maxus Equity, Maxus Aggressive Value and Maxus Ohio Heartland Funds, was clearly out of favor in 1998, at least relative to the capitalization weighted S&P 500. Against the benchmark of the Russell 2000, however, the Maxus Aggressive Value Fund had an excellent year (measured from inception on March 1, 1998), and thus far in 1999, Maxus Aggressive Value is showing up near the top of all national microcap mutual funds.

Investors always have choices. The current wisdom suggests that investors should pay 30 to 80 times earnings for companies whose earnings growth is projected to be no more than 15% annually by analysts who almost always err on the high side. Our formula is to seek out companies whose current market values are less than their private market values and whose prospects for greater success are exceptionally high.

During the past several months I have come to sense that the more sophisticated investors are moving away from last year's overvalue approach and toward the value style. If this trend continues, the Maxus Funds are exceptionally poised to outperform the competition. Whatever the prospects for the immediate future, however, the record shows that long term investors focused on value have always outperformed other investors and investment styles.

/s/ Richard A Barone

Richard A Barone

 Maxus Income Fund
                                                         Schedule of Investments
                                                               December 31, 1998
 Shares/Principal Amount                              Market Value   % of Assets
 Common Stock - Real Estate
 20,000       Boykin Lodging                             247,500          0.62%

 Closed End Bond Funds
 200,000      Blackrock Income                         1,387,500
 70,000       Blackrock North American Government        708,750
 120,000      Debt Strategies II                         982,500
 50,000       Debt Strategies III                        453,125
 244,200      Hyperion 1999                            1,755,188
 185,000      Kemper Multi Market                      1,711,250
 20,000       Lincoln National Conv                      280,000
 300,000      MFS Government + Markets                 1,968,750
 230,000      MFS Intermediate                         1,566,875
 30,000       MFS Multimarket                            193,125
 32,300       Preferred Income Management                423,937
                                                      11,431,000         28.52%
 Closed End Global Bond Funds
 70,000       Dreyfus Strategic Governments              638,750
 180,000      First Commonwealth                       1,923,750
 170,000      Kleinwort Benson Australian              1,115,625
 170,000      Strategic Global                         1,997,500
 50,000       Templeton Global Governments               331,250
 150,000      Templeton Global Income *                1,059,375
                                                       7,066,250         17.64%
 Corporate Bonds
 150,000      AES Corp 8%, 12-31-08                      146,057          0.36%

 Corporate Bond Equivalents
 10,000       American General 8.45% MIPs                260,625
 10,000       American Re 8.5% QUIPs                     258,984
 10,000       Bank One                                   250,625
 10,000       Bear Stearns Cap Trust II                  249,531
 13,000       BF Goodrich 8.3%                           332,312
 7,000        Chase Cap V 7.03%                          177,187
 15,000       Conagra Capitol Ser B Adj Rate             300,000
 10,000       Conseco Financing 9.16%                    255,000
 5,000        Donaldson Lufkin 8.42%                     128,438
 12,000       NWPS Capital Financing 8.125%              307,500
 21,000       Pacificorp 8.55% QUIDs                     531,563
 15,000       RJR Nabisco Holdings 10.00%                376,875
 10,000       Seagram 8% QUIDs                           252,500
 5,000        Shaw Communications 8.50%                  125,313
 15,500       Southern Company 7.75%                     403,969
 30,000       Texaco Cap Adj Rate                        645,000
 10,000       Time Warner 8.875%                         259,375
 10,000       Torchmark 9.18% MIPs                       256,250
                                                       5,371,047         13.40%

*Non-income producing securities.
    The Accompanying Notes are an Integral Part of the Financial Statements.

 Preferred Shares
 5,000        Associated Estates  $2.43                  113,438
 10,000       Crown American  $5.50                      488,750
 10,000       Developers Diversified $2.36 B             247,500
 15,000       Gabelli Global Multimedia $1.98            390,000
 5,000        Great Lakes REIT $2.43                     125,000
 10,000       New Plan Excel Realty $2.15                247,500
 20,000       Public Storage $2.22 G                     505,000
 48,500       Royce Value Trust $2.00                  1,273,125
 10,000       Simon Debartolo $2.18                      255,625
 11,000       Source Capital $2.40                       328,625
                                                       3,974,563          9.92%
 Convertible Bonds
 223,000      Inco 7.75%, 3-15-16                        199,585
 350,000      United States Filter 4.5%, 12-15-01        327,145
                                                         526,730          1.31%
 Convertible Preferred Shares
 11,000       Armco $3.625 B                             478,500
 25,000       Camden Ppty  $2.25                         592,187
 8,000        Chiquita Brands $2.88                      281,000
 50,000       Equity  Residential $1.81                1,025,000
 50,000       Glenborough Realty $1.94                   912,500
 4,600        Premier Farnell $1.35                       72,737
 17,000       USX $3.25                                  712,938
                                                       4,074,862         10.17%
 U.S. Government Securities
 5,000,000    US Treas 0%, 11-15-12                    2,385,650
 2,000,000    US Treas 11.75%, 02-15-01                2,282,188
                                                       4,667,838         11.65%
 Cash Equivalents
 2,645,535    Star Bank Treasury                       2,645,535          6.60%

        Total Investments (Cost - $40,724,486)        40,151,382        100.19%

        Other Assets Less Liabilities                    (75,631)        -0.19%

        Net Assets - Equivalent                       40,075,751        100.00%


*Non-income producing securities.
    The Accompanying Notes are an Integral Part of the Financial Statements.

Statement of Assets & Liabilities
Maxus Income Fund                                              December 31, 1998

                                                                    Income Fund
Assets:
     Investment Securities at Market Value                           40,151,382
      (Identified Costs - $40,724,486)
     Cash                                                                17,582
     Receivables:
       Receivable for investment securities sold                         34,898
       Dividends and interest receivable                                362,425
     Unamortized organization costs                                           -
Total Assets                                                         40,566,287

Liabilities:
     Payable for investment purchased                                   389,075
     Payable for shareholder distributions                                    -
     Accrued Expenses                                                   101,461
Total Liabilities                                                       490,536
Net Assets                                                           40,075,751

Net Assets Consist Of:
     Capital Paid In                                                 41,560,999
     Undistributed Net Investment Income                               (133,597)
     Accumulated Realized Gain (Loss) on Investments - Net             (778,547)
     Unrealized Appreciation in Value
          of Investments Based on Identified Cost - Net                (573,104)
Net Assets                                                           40,075,751

Net Assets:
     Investors Shares                                                39,649,753
     Institutional Shares                                               425,998
          Total                                                      40,075,751

Shares of capital stock
     Investors Shares                                                 3,738,530
     Institutional Shares                                                40,118
          Total                                                       3,778,648

Net asset value per share
     Investors Shares                                                    $10.61
     Institutional Shares                                                $10.62
Morgan FunShares, Inc.


    The Accompanying Notes are an Integral Part of the Financial Statements.

Statement of Operations
Maxus Income Fund                                              December 31, 1998

                                                                    Income Fund
Investment Income:
Dividend income                                                      $2,487,395
Interest income                                                         879,374
Total Income                                                          3,366,769
Expenses:
Investment advisory fees (Note 2)                                       396,884
Distribution fees (Investor shares)                                     199,302
Distribution fees (Institutional shares)                                      -
Custodial fees                                                           23,721
Organization costs                                                            -
Transfer agent fees/Accounting and Pricing                               40,603
Legal                                                                    22,571
Audit                                                                    15,625
Registration and filing fees                                             11,797
Trustee fees                                                              1,400
Printing & Other Miscellaneous                                           38,532
Total Expenses                                                          750,435

Net Investment Income (Loss)                                          2,616,334

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments                                     705,637
Distribution of Realized Capital Gains from other Investment Companies        -
Unrealized Gain (Loss) from Appreciation
  (Depreciation) on Investments                                      (1,963,997)
Net Realized and Unrealized Gain (Loss) on Investments               (1,258,360)

Net Increase (Decrease) in Net Assets from Operations                $1,357,974

    The Accompanying Notes are an Integral Part of the Financial Statements.

Statement of Changes in Net Assets
Maxus Income Fund                                             December 31, 1998

                                                              Maxus Income Fund
                                                       01/01/98        01/01/97
                                                          to              to
                                                       12/31/98        12/31/97
From Operations:
     Net Investment Income                            2,616,334       2,217,642
     Net Realized Gain (Loss) on Investments            705,637         927,701
     Net Unrealized Appreciation (Depreciation)      (1,963,997)        804,642
Increase (Decrease) in Net Assets from Operations     1,357,974       3,949,985

Distributions to investor shareholders:
     Net Investment Income                           (2,740,775)     (2,215,429)
     Net Realized Gain (Loss) from
         Security Transactions                       (1,162,678)              -

Distributions to institutional shareholders:
     Net Investment Income                              (11,770)              -
     Net Realized Gain (Loss) from
         Security Transactions                           (7,639)              -
Change in net assets from distributions              (3,922,862)     (2,215,429)

From Capital Share Transactions:
     Proceeds from sale of shares                    12,000,632       8,907,950
     Dividend reinvestment                            3,238,389       1,680,395
     Cost of shares redeemed                        (11,218,520)     (9,430,667)
Change in net assets from capital transactions        4,020,501       1,157,678
Change in net assets                                  1,455,613       2,892,234

Net Assets:
     Beginning of period                             38,620,138      35,727,904
     End of period                                   40,075,751      38,620,138

Share Transactions:
     Issued                                           1,075,539         799,064
     Reinvested                                         295,087         151,394
     Redeemed                                        (1,005,874)       (850,768)
Net increase (decrease) in shares                       364,752          99,690
Shares outstanding beginning of period                3,413,896       3,314,206
Shares outstanding end of period                      3,778,648       3,413,896

    The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights
Maxus Income Fund                                                Investor Shares
Selected data for a share of capital stock outstanding throughout the period indicated

                                           01/01/98        01/01/97        01/01/96        01/01/95        01/01/94
                                              to              to              to              to              to
                                           12/30/98        12/31/97        12/31/96        12/31/95        12/31/94
Net Asset Value -
     Beginning of Period                    11.31           10.78           10.54            9.73           10.94
Net Investment Income                        0.72            0.67            0.70            0.72            0.74
Net Gains or Losses on Securities
     (realized and unrealized)              (0.33)           0.53            0.24            0.81           (1.22)
Total from Investment Operations             0.39            1.20            0.94            1.53           (0.48)
Distributions
     Net investment income                  (0.72)          (0.67)          (0.70)          (0.72)          (0.73)
     Capital gains                          (0.37)              -               -               -               -
     Return of capital                          -               -               -               -               -
          Total Distributions               (1.09)          (0.67)          (0.70)          (0.72)          (0.73)
Net Asset Value -
     End of Period                         $10.61          $11.31          $10.78          $10.54           $9.73

Total Return *                               3.49%          11.47%           9.20%          16.15%          -4.39%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)    39,650          38,620          35,728          37,387          33,425
Ratio of expenses to average net assets *    1.87%           1.91%           1.92%           1.90%           1.81%
Ratio of net income to average net assets *  6.52%           6.08%           6.50%           7.01%           7.10%
Portfolio turnover rate *                      59%             70%             78%            121%            138%


                                                            Institutional Shares

                                                              02/01/98
                                                                 to
                                                              12/31/98
Net Asset Value -
     Beginning of Period                                        11.31
Net Investment Income                                            0.33
Net Gains or Losses on Securities
     (realized and unrealized)                                  (0.50)
Total from Investment Operations                                (0.17)
Distributions
     Net investment income                                      (0.33)
     Capital gains                                              (0.19)
     Return of capital                                              -
          Total Distributions                                   (0.52)
Net Asset Value-
     End of Period                                             $10.62

Total Return *                                                   3.54%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)                           426
Ratio of expenses to average net assets *                        1.37%
Ratio of net income to average net assets *                      7.02%
Portfolio turnover rate *                                          59%

* Annualized

    The Accompanying Notes are an Integral Part of the Financial Statements.

Notes to Financial Statements
                                                               Maxus Income Fund
                                                               December 31, 1998


1.)   SIGNIFICANT ACCOUNTING POLICIES
  The Fund is a diversified, open-end management investment company, organized as a Trust under the laws of the State of Ohio by a Declaration of Trust dated October 31, 1984. The Fund has an investment objective of obtaining the highest total return, a combination of income and capital appreciation, consistent with reasonable risk. The Fund pursues this objective by investing primarily in income-producing securities. Significant accounting policies of the Fund are presented below:

  SECURITY VALUATION
  The Fund  intends to invest in a wide  variety of equity and debt  securities.
  The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

  SECURITY TRANSACTION TIMING
  Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

  INCOME TAXES
  It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

  ESTIMATES
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.)   INVESTMENT ADVISORY AGREEMENT
  The Fund has entered into an investment advisory and administration agreement with Maxus Asset Management, Inc., a wholly owned subsidiary of Resource Management Inc. The Investment Advisor receives from the Fund as compensation for its services to the Fund an annual fee of 1% on the first $150,000,000 of the Fund's net assets, and 0.75% of the Fund's net assets in excess of $150,000,000. The Investment Advisor agrees to reimburse its fee to the Fund in the amount by which the Fund expenses exceed 2% of average annual net assets.


3.)   RELATED PARTY TRANSACTIONS
  Resource Management, Inc. has three wholly owned subsidiaries which provide services to the Fund. These subsidiaries are Maxus Asset Management Inc, Maxus Securities Corp, and Maxus Information Systems Inc. Maxus Asset Management was paid $396,884 in investment advisory fees during the fiscal year ending December 31, 1998. Maxus Securities, who served as the national distributor of the Fund's shares, was reimbursed $199,302 for distribution expenses. Maxus Information Systems, who provides accounting and shareholder services, received fees totaling $40,603 for services rendered to the Fund for the fiscal year ending December 31, 1998. Maxus Securities is a registered broker-dealer. Maxus Securities effected substantially all of the investment portfolio transactions for the Fund. For this service Maxus Securities received commissions of $173,226 for the fiscal year ending December 31, 1998.

  At December 31, 1998, Maxus Securities Corp owned 60,000 shares in the Fund.

  Certain officers and/or trustees of the Fund are officers and/or directors of the Investment Advisor and Administrator. Each director who is not an "affiliated person" receives an attendance fee of $100 per meeting.


4.)   CAPITAL STOCK AND DISTRIBUTION
  At December 31, 1998 an indefinite number of shares of capital stock ($.10 par value) were authorized, and paid-in capital amounted to $41,560,999.

  Distributions to shareholders are recorded on the ex-dividend date. Payments in excess of net investment income or of accumulated net realized gains reported in the financial statements are due primarily to book/tax differences. Payments due to permanent differences have been charged to paid in capital. Payments due to temporary differences have been charged to distributions in excess of net investment income or realized gains.


5.)   PURCHASES AND SALES OF SECURITIES
  During the fiscal year ending December 31, 1998, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $29,620,894 and $26,122,576 respectively. Purchases and sales of U.S. Government obligations aggregated $2,972,950 and $4,534,030 respectively.


6.)   FINANCIAL INSTRUMENTS DISCLOSURE
  There are no reportable financial instruments which have any off-balance sheet risk as of December 31, 1998.


7.)   SECURITY TRANSACTIONS
  For Federal income tax purposes, the cost of investments owned at December 31, 1998 was the same as identified cost.

  At December 31, 1998, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

  Appreciation    (Depreciation)   Net Appreciation
                                    (Depreciation)
    915,817        (1,488,921)         (573,104)

                  INDEPENDENT AUDITOR'S REPORT



To The Shareholders and
Board of Trustees
Maxus Income Fund:

We have audited the accompanying statement of assets and liabilities of Maxus Income Fund, including the schedule of portfolio investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the periods then ended, and financial highlights for each of the five years in the periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of December 31, 1998, by correspondence with the custodian and brokers. An audit also included assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Maxus Income Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.





McCurdy & Associates CPA's, Inc.
Westlake, Ohio
January 12, 1999